SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                              ---------------

                                  FORM 8-A

             FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                  PURSUANT TO SECTION 12(b) OR (g) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                        IASIS Healthcare Corporation
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           (Exact Name of Registrant as Specified in Its Charter)

                  Delaware                             76-0450619
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   (State of Incorporation or Organization)         (I.R.S. Employer
                                                    Identification no.)

   113 Seaboard Lane, Suite A-200, Franklin, TN           37067
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   (Address of Principal Executive Offices)             (Zip Code)

   If this form relates to the               If this form relates to the
   registration of a class of                registration of a class of
   securities pursuant to                    securities pursuant to
   Section 12(b) of the Exchange             Section 12(g) of the Exchange
   Act and is effective upon                 Act and is effective upon
   filing pursuant to General                filing pursuant to General
   Instruction A.(c), please check           Instruction A.(d), please check
   the following box.  [ x ]                 the following box.  [  ]


Securities Act registration statement file number to which this form relates: 333-54086

Securities to be registered pursuant to Section 12(b) of the Act:

      Title of Each Class              Name of Each Exchange on Which
      to be so Registered              Each Class is to be Registered
      -------------------              ------------------------------

   Common Stock, par value $0.01         New York Stock Exchange


Securities to be registered pursuant to Section 12(g) of the Act:

            None                                      None
       ----------------                         ------------------
       (Title of Class)                         (Name of Exchange)


ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

            For a description of the securities to be registered hereunder, reference is made to the information set forth under the heading "Description of Our Capital Stock" in the Registrant's Prospectus, which constitutes a part of the Registrant's Registration Statement on Form S-1, as amended (File No. 333-54086) (the "Registration Statement"), filed under the Securities Act of 1933, as amended, which information is hereby incorporated herein by reference.

ITEM 2.  EXHIBITS

Not applicable.



                                 SIGNATURE

            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:   February 20, 2001


                                  IASIS Healthcare Corporation


                                  By: /s/ John K. Crawford
                                     -------------------------------------
                                     Name:  John K. Crawford
                                     Title: Executive Vice President
                                            & Chief Financial Officer